Exhibit 99.3

Internal Memorandum

To:                                                                              CHC, Chimes and RGII Employees

From:                                                                  William J. Murphy, President and CEO of Computer Horizons Corp.

Date:                                                                    April 13, 2005

Subject:                                                     News Announcement

                I have some exciting news to announce.  The Board of Directors of Computer Horizons Corp. and Analysts International Corporation (Nasdaq: ANLY) have agreed to a merger, which will create one of the largest IT professional services companies in North America.  The combined entity will have annual revenues of approximately $600 million, and will maintain a strong financial position.  We encourage you to review the press release we just issued, which is posted on the web site, www.computerhorizons.com.

The proposed transaction will be a stock-for-stock exchange of shares whereby CHC will issue 1.15 shares for each share of Analysts International stock.  For accounting and legal purposes, CHC will be the surviving entity and this is clearly being viewed as a merger of equals.  However, having said that, the official corporate headquarters of the new company will be in Minneapolis, Minnesota.  The transaction is subject to shareholder approval by both companies, and we will soon be filing appropriate merger documents with the Securities and Exchange Commission.

                That is a brief description of the transaction; now let me address the combination of the new company and some of the rationale for proceeding.

                The historical backgrounds of CHC and Analysts International are amazingly similar.  Both organizations have almost 40 years in the IT Services business, starting as local companies: CHC in the Northeast and Analysts in the Mid-West.  And we both expanded our businesses over the years to the regional and eventually national players that we are now.  Both companies enjoyed the extreme successes of the 90’s and also survived the severe economic downturn in 2000.  While we have both stayed strong in spirit, drive and financial metrics, we recognize that with the way the industry is moving, combining forces and creating a new company is the best strategy for a long and healthy future.

                Recent trends in our industry have clearly indicated that size and geographical reach matter in the IT Services business.  Many of our customers continue to reduce the number of preferred suppliers and demand size and scope.  This combination will enable us to compete at the highest level in our industry.  And remarkably, there is very little customer overlap with Analysts, which creates enormous opportunity to expand our customer base, cross-sell to the new customers and approach potential customers as a true leader in the industry, with critical mass and financial leverage.  Our Chimes and RGII subsidiaries will continue as separate business units in the new company.

We expect significant synergies as a combined entity.  The cost of being a public company has increased significantly over the last couple of years, and is disproportionately high for companies our size.  Doing business as a larger company will greatly insure our ability to leverage these costs, among others, and we expect to save approximately $15 million as a result of the combination.

                Of course, with any combination there will be redundant functions and some overlapping geographical locations.  Having said that, my opinion is that for the size of this merger, our customers and geographical strengths are surprisingly complementary.  Rest assured that we have assembled a top-notch transition team who has been tasked to carefully create, over the next thirty days, a thorough integration plan which will include a detailed review and assessment of potential redundancies.  Based on the team’s assessment, we will determine the need and timing of any changes to the combined organization and communicate those changes expeditiously.  If anyone is required to leave the combined entity, you will be treated fairly.  In order to enable a seamless transition, until the merger is approved, we will need to conduct day-to-day business as usual.  We hope that you will continue to do your part in this regard and that you will share in management’s enthusiasm for this new chapter in our company’s evolution.  We will be hosting a conference call for employees today at 12:30 PM ET to discuss this matter further and answer any questions you might have, and we hope you will join us.

                As CEO of the new company, I am excited about this prospect.  I know it will be a great opportunity for our employees, our customers and our shareholders.  I appreciate your hard work, dedication and continued support.  I am confident that this move is the best one to insure another forty plus years of a successful business.

Many thanks.

Bill

This press release provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions.  Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.  Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  Some of the forward-looking statements contained in this Press release include statements about the proposed Computer Horizons and Analysts International merger including statements made by Mr. contains forward-looking statements within the meaning of the safe harbor Murphy that: (i) the merger will allow the combined company to better compete with industry leaders; (ii) the merger is expected to result in approximately $15 million in synergy savings; (iii) the combined infrastructure and back officer should yield significant overhead savings and improve dramatically the earnings potential; (iv) the resulting expanded and diverse client base will help expand the top line and enhance margins; and (v) the cultural and business practices of both companies are very similar and should lead to rapid and successful integration.  These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate.  Therefore, actual outcomes and results may differ materially from what is expressed herein.  For example, if either of the companies does not received required shareholder or governmental approvals or fails to satisfy other conditions to closing, the transaction will not be consummated.  In any forward-looking statement in which Analysts International or Computer Horizons expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished.  The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the Analysts and Computer Horizons’ businesses will not be integrated successfully to yield the anticipated cost savings and financial results; (ii)  costs related to the proposed merger may be higher due to delays in obtaining regulatory approval; (iii) failure of the Analysts and Computer Horizons shareholders to approve the proposed merger; and (iii) other economic, business, competitive and/or regulatory factors affecting Analysts and Computer Horizons’ businesses generally, including those set forth in Analysts and Computer Horizons’ filings with the SEC, including their Annual Reports on Form 10-K for their respective most recent fiscal years, especially in the Management’s Discussion and Analysis section, their most recent Quarterly Reports on Form 10-Q and their Current Reports on Form 8-K.  All forward-looking statements included in this press release are based on information available to Analysts and Computer Horizons on the date hereof.  Analysts and Computer Horizons undertake no obligation (and expressly disclaim any such obligation) to update forward-looking statements made in this press release to reflect events or circumstances after the date of this transcript or to update reasons why actual results would differ from those anticipated in such forward-looking statements.